UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

SOLEXA, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

Lynx Therapeutics, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 5.01. Changes in Control of Registrant.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 2.2.1
EXHIBIT 3.1.2
EXHIBIT 3.3
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.

On March, 3, 2005, Solexa, Inc., a Delaware corporation (formerly Lynx Therapeutics, Inc.) (the “Company”), and Solexa Limited, a private company registered in England and Wales, entered into an Amendment and Waiver (the “Amendment and Waiver”) to that certain Acquisition Agreement, dated September 28, 2004, by and between the Company and Solexa Limited (the “Agreement”).

A copy of the Amendment and Waiver to the Agreement, dated March 3, 2005, is attached hereto as Exhibit 2.2.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 4, 2005, the Company closed a business combination transaction with Solexa Limited pursuant to the terms and conditions of the Agreement (the “Transaction”). In connection with the Transaction, the Company will issue an aggregate of 14,750,000 shares of its common stock in exchange for the entire issued and outstanding share capital and options to acquire shares of Solexa Limited, and Solexa Limited will become a wholly-owned subsidiary of the Company.

Press releases announcing approval by the Company’s stockholders of the Transaction at the Company’s annual meeting of stockholders held on March 1, 2005 (the “Annual Meeting”) and the closing of the Transaction are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

(a) Reference is made to Item 2.01 of this report. As a result of the Transaction, Solexa Limited shareholders hold approximately 80% of the outstanding shares of the Company’s common stock in the aggregate and existing stockholders of the Company hold approximately 20% of the Company’s outstanding common stock in the aggregate immediately following the closing of the Transaction. With respect to the shareholders of Solexa Limited, entities affiliated with Abingworth Bioventures hold approximately 26% of the Company’s outstanding common stock, entities affiliated with Amadeus Capital Partners hold approximately 20% of the Company’s outstanding common stock, entities affiliated with Oxford Biosciences Partners IV L.P. hold approximately 14% of the Company’s outstanding common stock and entities affiliated with Schroder Venture Partners hold approximately 17% of the Company’s outstanding common stock immediately following the closing of the Transaction.

In addition, John West, Chief Executive Officer of Solexa Limited, has been appointed Chief Executive Officer of the Company effective as of the closing of the Transaction. Mary Schramke, who has served as Acting Chief Executive Officer of the Company since December 15, 2004, will continue as Vice President and General Manager, Genomics Services, of the Company.

Leroy Hood, James C. Kitch, Marc D. Kozin, James V. Mitchell and David C. U’Prichard resigned as directors of the Company effective as of the closing of the Transaction and Genghis Lloyd-Harris, Tom Daniel, Hermann Hauser, Mark Carthy and John West, who each currently serve as directors of Solexa Limited, have been appointed to the Board of Directors of the Company (the “Board”).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to Item 5.01 of this report.

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(c) John West, age 47, was appointed Chief Executive Officer of the Company effective as of the closing of the Transaction. Mr. West has served as a director of Solexa Limited since August 2004. In August 2004, Mr. West was appointed Chief Executive Officer of Solexa Limited. From January 2001 to July 2004, Mr. West was Vice President at Applied Biosystems, Inc. where he was last responsible for the company’s instrument and reagent products for DNA sequencing, gene expression, genotyping, PCR and DNA synthesis. From January 1999 to January 2001, Mr. West was the Marketing Director for Microfluidics at Coventor, Inc. (fka Microcosm Technologies, Inc.). From 1996 to June 1998, Mr. West was the President of Princeton Instruments, Inc. and from June 1990 to 1996 he was a General Manager at Princeton Instruments, Inc. Prior to Princeton Instruments, Inc., Mr. West was the President and founder of BioAutomation, Inc. Mr. West received BS and MS degrees in engineering from MIT and an MBA in Finance from the Wharton School at the University of Pennsylvania.

The Company and Mr. West intend to enter into an employment agreement on terms substantially similar to Mr. West’s current employment agreement with Solexa Limited. As more fully described in the section entitled “Interest of Directors, Officers and Affiliates” of the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 24, 2005, Mr. West currently receives an annual salary of $275,000, a fee of $25,000 for serving on the board of directors of Solexa Limited and an additional $2,700 per month to compensate him for his housing expenses. The Company has also agreed that Mr. West will be granted an option to purchase shares of the Company’s common stock to bring his total as-converted ownership to four percent of the Company’s outstanding shares of common stock (on an as-converted basis). Mr. West will also be entitled to receive an annual bonus of up to an aggregate of $100,000 for the period ending December 31, 2005 and certain special bonuses based upon the achievement of certain milestones.

(d) Genghis Lloyd-Harris, Tom Daniel, Hermann Hauser, Mark Carthy and John West, who each currently serve as directors of Solexa Limited, have been appointed to the Board to fill the vacancies created as a result of the current director resignations. Craig C. Taylor will remain a director of the Company and member of the Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee of the Board. Genghis Lloyd-Harris is expected to be appointed to the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Tom Daniel is expected to be appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Hermann Hauser is expected to be appointed to the Compensation Committee of the Board.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2005, the Company filed an amendment to its Amended and Restated Certificate of Incorporation effecting a one for two reverse stock split of all issued and outstanding shares of the Company’s common stock (the “Reverse Split”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split in the range of one for two to one for four shares (including every whole number in between two and four).

On March 1, 2005, the Board fixed the ratio of the Reverse Split at two and authorized the Company to file an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Split. A copy of the Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Delaware is attached hereto as

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Exhibit 3.1.2 and is incorporated herein by reference. The press release announcing the Reverse Split is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Effective March 4, 2005 at 5:00 p.m. (EST), the Company changed it corporate name from Lynx Therapeutics, Inc. to Solexa, Inc. Further, effective March 7, 2005, the Company changed its trading symbol on the Nasdaq SmallCap Stock Market from “LYNX” to “SLXA.”

The Company effected the corporate name change by filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on March 4, 2005, pursuant to which a wholly-owned subsidiary of the Company merged with and into the Company (the “Merger”). A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.3 and is incorporated herein by reference. The Company is the surviving corporation in the Merger.

Item 8.01. Other Events.

On March 1, 2005, the Board approved a stock option repricing of certain outstanding stock options issued pursuant to the Company’s 1992 Stock Option Plan, as amended (the “Plan”) (the “Repricing”). Certain outstanding stock options having an exercise price equal to, or greater than, seven dollars per share were amended and repriced to reflect the fair market value of the Company’s common stock as of the Repricing. No other changes to the material terms of the options were changed. Employees designated by the Company’s board of directors as officers for purposes of Section 16 under the Securities Exchange Act of 1934, as amended, were not eligible to participate in the Repricing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

All required financial statements with respect to Solexa Limited will be filed by amendment pursuant to Item 9.01(a)(4).

(b) Pro forma financial information.

All required pro forma information will be filed by amendment pursuant to Item 9.01(b)(2).

(c) Exhibits:

2.2(1)	Acquisition Agreement, dated as of September 28, 2004, by and between Lynx Therapeutics, Inc. and Solexa Limited.

2.2.1	Amendment and Waiver, dated March 3, 2005, by and between Solexa Limited and Lynx Therapeutics, Inc.

3.1.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 2, 2005.

3.3	Certificate of Ownership and Merger of Lynx Therapeutics, Inc.

99.1	Press Release, dated March 1, 2005, entitled “Lynx Stockholders Overwhelmingly Approve Solexa-Lynx Business Combination.”

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99.2	Press Release, dated March 7, 2005 entitled “Lynx and Solexa Ltd Combine to Become Solexa, Inc.”

99.3	Press Release, dated March 2, 2005, entitled “Lynx Announces 1 for 2 Reverse Stock Split.”

(1)	Incorporated by reference to the similarly described exhibit in the Registration Statement on Form S-4 filed by Lynx Therapeutics, Inc., on October 29, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: March 7, 2005	By:	/s/ John West
		Name:	John West
		Title:	Chief Executive Officer

EXHIBITS

Exhibit
No.	Description
2.2(1)	Acquisition Agreement, dated as of September 28, 2004, by and between Lynx Therapeutics, Inc. and Solexa Limited.

2.2.1	Amendment and Waiver, dated March 3, 2005, by and between Solexa Limited and Lynx Therapeutics, Inc.

3.1.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 2, 2005.

3.3	Certificate of Ownership and Merger of Lynx Therapeutics, Inc.

99.1	Press Release, dated March 1, 2005, entitled “Lynx Stockholders Overwhelmingly Approve Solexa-Lynx Business Combination.”

99.2	Press Release, dated March 7, 2005 entitled “Lynx and Solexa Ltd Combine to Become Solexa, Inc.”

99.3	Press Release, dated March 2, 2005, entitled “Lynx Announces 1 for 2 Reverse Stock Split.”

(1)	Incorporated by reference to the similarly described exhibit in the Registration Statement on Form S-4 filed by Lynx Therapeutics, Inc., on October 29, 2004.